Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND SIX MONTHS ENDED JUNE 30, 2023

August 7, 2023

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;
•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures, due to, among other things, the level and volatility of interest or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As at June 30,
	2023	2022
Market capitalization (thousands)	$373,646	$401,949
Shares outstanding (thousands)	18,871	18,704
Closing share price	$19.80	$21.49
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended June 30,
	Combined		Consolidated		Unconsolidated
	2023	2022	2023	2022	2023	2022
Properties owned (a)	28	30	21	16	7	14
Units (a)	7,707	8,405	5,420	3,848	2,287	4,557
Average occupancy (a)	94.3%	96.1%	94.5%	96.7%	94.0%	95.6%
Average monthly rental revenue per occupied unit	$1,344	$1,252	$1,338	$1,316	$1,357	$1,216
____________________________
(a) Excludes a planned 240-unit development project
	Quarter ended June 30,
Per share data	2023 (Unaudited)	2022 (Unaudited)
Earnings per share, basic	$0.59	$1.91
Earnings per share, diluted	$0.58	$1.91
FFO per share of common stock (diluted) (1)	$0.28	$0.20
AFFO per share of common stock (diluted) (1)	$0.37	$0.37

	As at June 30,
	2023	2022
Debt to Enterprise Value (2)	63%	63%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
2023 Guidance
_____________________________________________________________________________________________________________________

2023 Combined Portfolio Guidance Assumptions (1)	Low End	Midpoint	High End

Property revenue growth	5.2%	5.7%	6.2%
Controllable operating expense growth	7.0%	5.6%	4.2%
Real estate tax and insurance expense growth (2)	18.3%	17.7%	17.1%
Total operating expense growth	10.3%	9.2%	8.2%
Property NOI growth	1.4%	3.1%	4.7%

Capital Expenditures
Recurring	$5.7 Million	$5.5 Million	$5.2 Million
Value add	$3.6 Million	$3.5 Million	$3.3 Million
Non- recurring	$1.8 Million	$1.7 Million	$1.6 Million

2023 Full Year EPS, FFO and AFFO Guidance Per Share (3) (5) (6)

Earnings per share (diluted)	$0.09	$0.15	$0.20
FFO per share of common stock (diluted) (4)	$1.08	$1.14	$1.19
AFFO per share of common stock (diluted) (4)	$1.50	$1.56	$1.61
_____________________________________________

(1) Combined Portfolio includes 28 properties and 7,707 units.
(2) Real estate taxes and insurance are increasing 9.8% and 50.4% at the midpoint, respectively. The insurance increase is primarily due to the implementation of a master insurance program effective Q4 2022, which replaced policies at 17 properties which were scheduled to expire throughout 2023. We believe that future increases in insurance expense will be more in line with the market.
(3) Per Share guidance is based on 19.23 million weighted average shares outstanding, which includes for the year 164,000 shares of Restricted Stock and 148,000 shares issued pursuant to the Dividend Reinvestment Program (DRIP).
(4) See the reconciliation of Funds From Operations, or FFO, Adjusted Funds From Operations, or AFFO, and Combined Portfolio NOI to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(5) This guidance, including all assumptions presented, constitutes forward-looking information. Actual full year 2023 EPS, FFO, AFFO and NOI could vary significantly from the projections presented.
(6) The shares repurchased by the Company during the quarter ended June 30, 2023, due to the timing of such repurchases and the use of a weighted average number of shares, did not significantly impact FFO and AFFO on a per share basis. The Company estimates that the repurchase of an aggregate of 354,765 shares from April 1, 2023 through July 31, 2023, will favorably impact FFO and AFFO by approximately $.02 per share during the six months ending December 31, 2023, and share repurchases in the future, if any, may further favorably impact FFO and AFFO on a per share basis.

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of June 30, 2023
(dollars in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended June 30, 2023
Consolidated	$12,707
Unconsolidated (Pro rata)	3,198
Total Net Operating Income	$15,905

OTHER ASSETS
Cash and Cash Equivalents	$31,336
Cash and Cash Equivalents - Unconsolidated pro rata	3,778
Restricted Cash	830
Other Assets	16,241
Other Assets - Unconsolidated pro rata	9,453
Total Cash and Other Assets	$61,638

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$21,544
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	3,458
Total Other Liabilities	$25,002

DEBT SUMMARY
Mortgages Payable:
Consolidated	$423,383
Unconsolidated (Pro rata)	114,237
Total Mortgages Payable	$537,620

Credit Facility	—
Subordinated Notes	37,133
Total Debt Outstanding	$574,753

Common Shares Outstanding	18,871

;

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Rental and other revenue from real estate properties	$23,255	$14,683	$46,194	$26,113
Other income	63	2	63	6
Total revenues	23,318	14,685	46,257	26,119
Expenses:
Real estate operating expenses	10,548	6,348	20,982	11,101
Interest expense	5,513	2,912	10,996	4,933
General and administrative	3,848	3,533	7,903	7,166
Depreciation and amortization	7,543	5,010	15,551	8,616
Total expenses	27,452	17,803	55,432	31,816
Total revenues less total expenses	(4,134)	(3,118)	(9,175)	(5,697)
Equity in earnings of unconsolidated joint ventures	464	(50)	1,279	1,180
Equity in earnings from sale of unconsolidated joint venture properties	14,744	40,098	14,744	53,059
Gain on sale of real estate	—	—	—	6
Insurance recovery	215	—	215	—
Gain on insurance recoveries	—	—	240	—
Loss on extinguishment of debt	—	(563)	—	(563)
Income from continuing operations	11,289	36,367	7,303	47,985
Income tax provision	51	724	127	798
Income from continuing operations, net of taxes	11,238	35,643	7,176	47,187
Net income attributable to non-controlling interests	(36)	(36)	(72)	(72)
Net income attributable to common stockholders	$11,202	$35,607	$7,104	$47,115

Weighted average number of shares of common stock outstanding:
Basic	18,155,062	17,671,073	18,110,508	17,616,740
Diluted	18,220,814	17,726,343	18,157,804	17,690,601

Per share amounts attributable to common stockholders:
Basic	$0.59	$1.91	$0.37	$2.54
Diluted	$0.58	$1.91	$0.37	$2.53

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Rental and other revenue	$11,476	$22,107	$23,608	$47,338
Total revenues	11,476	22,107	23,608	47,338

Expenses:
Real estate operating expenses	5,137	9,842	10,812	21,011
Interest expense	2,390	4,893	4,845	10,919
Depreciation	2,558	5,208	5,265	11,844
Total expenses	10,085	19,943	20,922	43,774
Total revenues less total expenses	1,391	2,164	2,686	3,564
Other equity earnings	—	22	113	77
Gain on insurance recoveries	—	52	65	567
Gain on sale of real estate	38,418	77,681	38,418	101,333
Loss on extinguishment of debt	(561)	(2,888)	(561)	(2,918)
Net income from joint ventures	$39,248	$77,031	$40,721	$102,623

BRT equity in earnings and equity in earnings from sale of unconsolidated joint venture properties	$15,208	$40,048	$16,023	$54,239

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP Net income attributable to common stockholders	$11,202	$35,607	$7,104	$47,115
Add: depreciation and amortization of properties	7,543	5,010	15,551	8,616
Add: our share of depreciation in unconsolidated joint venture properties	1,302	3,259	2,678	7,577
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(14,744)	(40,098)	(14,744)	(53,059)
Deduct: gain on sale of real estate	—	—	—	(6)
Adjustments for non-controlling interests	(4)	(4)	(8)	(8)
NAREIT Funds from operations attributable to common stockholders	$5,299	$3,774	$10,581	$10,235

Adjustments for: straight-line rent accruals	25	6	44	12
Add: loss on extinguishment of debt	—	563	—	563
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	212	1,473	212	1,492
Add: amortization of restricted stock and RSU expense	1,193	1,001	2,603	1,975
Add: amortization of deferred mortgage and debt costs	275	102	527	179
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	27	73	54	166
Add: amortization of fair value adjustment for mortgage debt	154	—	311	—
Less: gain on insurance proceeds	—	—	(240)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	(46)	(30)	(432)
Adjustments for non-controlling interests	(4)	(1)	(7)	(2)
Adjusted funds from operations attributable to common stockholders	$7,181	$6,945	$14,055	$14,188

Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP Net income attributable to common stockholders	$0.58	$1.91	$0.36	$2.53
Add: depreciation and amortization of properties	0.40	0.26	0.82	0.46
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.17	0.14	0.41
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(0.77)	(2.14)	(0.77)	(2.85)
Deduct: gain on sale of real estate	—	—	—	—
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.28	$0.20	$0.55	$0.55

Adjust for straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	0.03	—	0.03
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	0.01	0.08	0.01	0.08
Add: amortization of restricted stock and RSU expense	0.06	0.05	0.13	0.10
Add: amortization of deferred mortgage and debt costs	0.01	0.01	0.03	0.01
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	—	0.01
Add: amortization of fair value adjustment for mortgage debt	0.01	—	0.02	—
Less: gain on insurance proceeds	—	—	(0.01)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	—	—	(0.02)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.37	$0.37	$0.73	$0.76

Diluted shares outstanding for FFO and AFFO	19,174,000	18,661,000	19,171,000	18,616,000

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	June 30, 2023	December 31, 2022
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$643,869	$651,603
Investment in unconsolidated joint ventures	35,530	42,576
Cash and cash equivalents	31,336	20,281
Restricted cash	830	872
Other assets	16,241	16,786
Total Assets	$727,806	$732,118

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$423,383	$403,792
Junior subordinated notes, net of deferred costs	37,133	37,123
Credit facility, net of deferred costs	—	18,502
Accounts payable and accrued liabilities	21,544	22,631
Total Liabilities	482,060	482,048

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,917 and 18,006 shares outstanding	179	180
Additional paid-in capital	272,064	273,863
Accumulated deficit	(26,514)	(23,955)
Total BRT Apartments Corp. stockholders’ equity	245,729	250,088
Non-controlling interests	17	(18)
Total Equity	245,746	250,070
Total Liabilities and Equity	$727,806	$732,118

BRT Apartments Corp. (NYSE: BRT)
Contracted Acquisition and Disposition
(dollars in thousands)

________________________________________________________________________________________

CONTRACTED PURCHASE OF PROPERTY (1)
Property/Location	No. of Units	Interest	Purchase Price	Mortgage Debt Assumption	Interest Rate
The Winterfield at Midlothian, Richmond, VA	238	100%	$62,500	$32,000	3.34%
(1) It is anticipated that this purchase will be completed by year end 2023.

SALE OF PROPERTY OWNED BY UNCONSOLIDATED JOINT VENTURE
Property/Location	No. of Units	Interest Owned	Sales Price	BRT's share of Prepayment Charge	BRT's Share of Gain on Sale
Chatham Court Reflections, Dallas, TX	494	50%	$73,000	$212	$14,744

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2023
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
65	$477,000	$7,338	$276	45%	700

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,705,000	$235,000	$1,470,000
Estimated Non-Recurring Capital Expenditures (2)	1,467,000	17,000	1,450,000
Total Capital Expenditures	$3,172,000	$252,000	$2,920,000

Replacements (operating expense) (3)	$793,000	$74,000	$719,000

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units)	$324	$40	$284

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2023
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$1,387	$1,387	$—		—%	—%
2024	3,331	3,331	—		—%	—%
2025	19,860	4,485	15,375		4%	4.42%
2026	74,620	5,089	69,531		18%	4.12%
2027	46,189	3,394	42,795		11%	3.96%
Thereafter	282,435	24,776	257,659		67%	4.00%
Total	$427,822	$42,462	$385,360		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$803	$803	—		—%	—%
2024	1,759	1,759	$—		—%	—%
2025	1,842	1,842	—		—%	—%
2026	21,911	1,806	20,105		19%	4.34%
2027	13,026	1,472	11,554		11%	4.15%
Thereafter	75,495	1,813	73,682		70%	3.81%
Total	$114,836	$9,495	$105,341		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$2,190	$2,190	$—		—	—%
2024	5,090	5,090	—		—	—%
2025	21,702	6,327	15,375		3%	4.42%
2026	96,531	6,895	89,636		18%	4.17%
2027	59,215	4,866	54,349		11%	4.00%
Thereafter	357,930	26,589	331,341		68%	3.96%
Total	$542,658	$51,957	$490,701		100%
Weighted Average Remaining Term to Maturity (2)			7.1	years
Weighted Average Interest Rate (2)			4.01%
Debt Service Coverage Ratio for the quarter ended June 30, 2023			1.69	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $262
Interest Rate	3 month term SOFR + 2.26% credit adjustment (i.e, 7.30% at 6/30/2023)
Maturity	April 30, 2036

Credit Facility (as of June 30, 2023)
Maximum Amount Available	Up to $60,000
Amount Outstanding	$0
Interest Rate (1)	Prime (floor of 3.50%)
Maturity	September 2025
(1) As of August 1, 2023, the interest rate in effect is 8.50%

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2023
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,286	$1,378	$908	7.1%	90.8%	$1,213
Georgia	688	2,653	1,334	1,319	10.4%	93.9%	1,215
Florida	518	2,356	1,138	1,218	9.6%	94.7%	1,448
Ohio	264	922	407	515	4.1%	97.1%	1,083
Virginia	220	1,131	451	680	5.4%	97.0%	1,586
North Carolina	264	1,063	410	653	5.1%	95.1%	1,243
South Carolina	474	2,137	1,155	982	7.7%	94.9%	1,404
Tennessee	702	3,497	1,444	2,053	16.2%	94.7%	1,611
Alabama	740	2,850	1,231	1,619	12.7%	93.6%	1,208
Missouri	174	966	435	531	4.2%	95.8%	1,727
Mississippi	776	3,024	1,050	1,974	15.4%	95.7%	1,259
Legacy assets	—	370	115	255	2.0%	N/A	N/A
Totals	5,420	$23,255	$10,548	$12,707	100%	94.5%	$1,338

Unconsolidated (Pro-Rata Share) (2)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,628	$1,236	$1,392	43.5%	92.9%	$1,322
South Carolina	713	1,289	448	841	26.3%	94.5%	1,480
Georgia	271	947	494	453	14.2%	96.5%	1,470
Alabama	200	550	284	266	8.3%	98.0%	1,050
Sold properties	—	491	245	246	7.7%	N/A	N/A
Totals	2,287	$5,905	$2,707	$3,198	100%	94.0%	$1,357

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Six months ended June 30, 2023
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$4,550	$2,714	$1,836	7.3%	90.5%	$1,218
Georgia	688	5,231	2,553	2,678	10.6%	93.7%	1,203
Florida	518	4,726	2,182	2,544	10.1%	95.0%	1,452
Ohio	264	1,866	859	1,007	4.0%	97.3%	1,090
Virginia	220	2,293	884	1,409	5.6%	96.7%	1,613
North Carolina	264	2,063	816	1,247	4.9%	94.7%	1,228
South Carolina	474	4,273	2,252	2,021	8.0%	95.1%	1,393
Tennessee	702	6,954	2,956	3,998	15.9%	94.1%	1,611
Alabama	740	5,599	2,509	3,090	12.3%	94.4%	1,176
Missouri	174	1,877	862	1,015	4.0%	94.7%	1,694
Mississippi	776	6,020	2,175	3,845	15.3%	96.3%	1,245
Legacy assets	—	742	220	522	2.1%	N/A	N/A
Totals	5,420	$46,194	$20,982	$25,212	100.0%	94.5%	$1,329

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	$5,176	$2,509	$2,667	41.0%	92.7%	$1,315
South Carolina	713	2,535	913	1,622	25.0%	93.9%	1,471
Georgia	271	1,884	925	959	14.8%	96.4%	1,473
Alabama	200	1,105	556	549	8.4%	98.4%	1,046
Sold properties	—	1,448	746	702	10.8%	N/A	N/A
Totals	2,287	$12,148	$5,649	$6,499	100%	93.8%	$1,350

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended June 30, 2023 and 2022
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended June 30,
	2023	2022	% Change
Combined Revenues	$28,292	$26,727	5.9%

Combined Operating Expenses
Payroll	$2,525	$2,292	10.2%
Real Estate taxes	3,364	3,141	7.1%
Management Fees	817	851	(4.0)%
Insurance	1,086	747	45.4%
Utilities	1,606	1,443	11.3%
Repairs and Maintenance	1,716	1,505	14.0%
Replacements	706	581	21.6%
Advertising, Leasing and Other	1,074	974	10.3%
Total Combined Operating Expenses	$12,894	$11,534	11.8%

Total Combined Operating Income	$15,398	$15,193	1.4%
_______________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total number of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Six months ended June 30, 2023 and 2022
(dollars in thousands)
____________________________________________________________________________________________________________________

	Six Months Ended June 30,
	2023	2022	% Change
Combined Revenues	$58,183	$54,625	6.5%

Combined Operating Expenses
Payroll	$5,034	$4,586	9.8%
Real Estate taxes	6,918	6,364	8.7%
Management Fees	1,681	1,743	(3.6)%
Insurance	2,487	1,525	63.1%
Utilities	3,455	3,030	14.0%
Repairs and Maintenance	3,569	3,021	18.1%
Replacements	1,309	1,071	22.2%
Advertising, Leasing and Other	2,142	2,043	4.8%
Total Combined Operating Expenses	$26,597	$23,383	13.7%

Total Combined Operating Income	$31,586	$31,242	1.1%

_______________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total number of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of June 30, 2023
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2023 Avg. Occupancy	Q2 2023 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	12	208	95.0%	$1,488
Avondale Station	Decatur	GA	1954	2012	68	212	91.7%	1,409
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.1%	1,083
Avalon	Pensacola	FL	2008	2014	14	276	95.1%	1,520
Parkway Grande	San Marcos	TX	2014	2015	8	192	96.7%	1,289
Woodland Trails	LaGrange	GA	2010	2015	12	236	95.9%	1,341
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	97.0%	1,586
Bell's Bluff	Nashville	TN	2019	2018	3	402	94.9%	1,712
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	94.4%	1,476
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	94.8%	1,338
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	84.3%	1,152
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	95.8%	1,727
Jackson Square	Tallahassee	FL	1996	2017	26	242	94.4%	1,367
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	92.3%	1,109
Woodland Apartments	Boerne	TX	2007	2017	15	120	97.2%	1,218
Grove at River Place	Macon	GA	1988	2016	34	240	94.0%	923
Civic Center 1	Southaven	MS	2002	2016	20	392	96.8%	1,224
Civic Center 2	Southaven	MS	2005	2016	17	384	94.6%	1,295
Abbotts Run	Wilmington	NC	2001	2020	21	264	95.1%	1,243
Somerset at Trussville	Trussville	AL	2007	2019	15	328	95.7%	1,240
Magnolia Pointe	Madison	AL	1991	2017	31	204	91.5%	1,257
Weighted Avg./Total Consolidated					21	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	96.5%	1,470	74%
Gateway Oaks	Forney	TX	2016	2016	6	313	92.6%	1,393	50%
Mercer Crossing	Dallas	TX	2015	2017	7	509	93.2%	1,695	50%
Canalside Lofts	Columbia	SC	2008	2017	14	374	94.0%	1,389	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	89.7%	1,354	50%
Canalside Sola	Columbia	SC	2015	2018	7	339	95.0%	1,580	46%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	98.0%	1,050	80%
Weighted Avg./Total Unconsolidated					15	2,287

Development
Stono Oaks (1)	Johns Island	SC

Weighted Avg./Total Portfolio					19	7,707
___________________________
(1) Purchased a 17.45% interest in a planned 240-unit development property.

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) interest expense, (2) general and administrative expenses, (3) depreciation expense, (4) impairment charges, (5) provision for taxes, (6) loss on extinguishment of debt, (7) equity in loss of unconsolidated joint ventures, (8) casualty loss and (9) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) gain on sale of partnership interest, (4) equity in earnings from sale of consolidated joint venture properties, (5) insurance recovery of casualty loss and (6) gain on insurance recoveries.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended June 30, 2023 and 2022
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023		2022	% Change
Georgia	448	$1,943	$1,814	7.1%	$923	$779	18.5%	$1,020		$1,035	(1.4)%
Florida	276	1,337	1,232	8.5%	605	527	14.8%	732		705	3.8%
Texas	480	1,833	1,942	(5.6)%	1,166	951	22.6%	667		991	(32.7)%
Ohio	264	922	870	6.0%	407	370	10.0%	515		500	3.0%
Virginia	220	1,131	1,204	(6.1)%	451	430	4.9%	680		774	(12.1)%
South Carolina	474	2,137	2,011	6.3%	1,155	998	15.7%	982		1,013	(3.1)%
Tennessee	702	3,497	3,450	1.4%	1,444	1,443	0.1%	2,053		2,007	2.3%
Totals	2,864	$12,800	$12,523	2.2%	$6,151	$5,498	11.9%	$6,649		$7,025	(5.4)%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Georgia		93.9%	97.6%	(3.8)%	$1,372	$1,232	11.4%
Florida		95.1%	97.2%	(2.2)%	1,520	1,355	12.2%
Texas		89.2%	94.7%	(5.8)%	1,211	1,204	0.6%
Ohio		97.1%	96.7%	0.4%	1,083	1,012	7.0%
Virginia		97.0%	98.0%	(1.0)%	1,586	1,648	(3.8)%
South Carolina		94.9%	97.5%	(2.7)%	1,404	1,273	10.3%
Tennessee		94.7%	97.2%	(2.6)%	1,611	1,547	4.1%
Weighted Average		94.1%	96.9%	(2.9)%	$1,415	$1,336	5.9%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Six months ended June 30, 2023 and 2022
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2023	2022	% Change	2023	2022		% Change	2023	2022	% Change
Georgia	448	$3,818	$3,579	6.7%	$1,823	$1,592		14.5%	$1,995	$1,987	0.4%
Florida	276	2,717	2,432	11.7%	1,177	997		18.1%	1,540	1,435	7.3%
Texas	192	1,621	1,498	8.2%	821	713		15.1%	800	785	1.9%
Ohio	264	1,866	1,739	7.3%	859	708		21.3%	1,007	1,031	(2.3)%
Virginia	220	2,293	2,277	0.7%	884	782		13.0%	1,409	1,495	(5.8)%
South Carolina	208	4,273	3,999	6.9%	2,252	1,938		16.2%	2,021	2,061	(1.9)%
Tennessee	702	$6,954	6,758	2.9%	2,956	2,762		7.0%	3,998	3,996	0.1%
Totals	1,608	$23,542	$22,282	5.7%	$10,772	$9,492	$9	13.5%	$12,770	$12,790	(0.2)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022		% Change
Georgia		93.2%	97.8%	(4.7)%	$1,357	$1,210		12.1%
Florida		95.2%	96.4%	(1.2)%	1,541	1,360		13.3%
Texas		95.3%	97.8%	(2.6)%	1,303	1,144		13.9%
Ohio		97.3%	97.0%	0.3%	1,090	1,010		7.9%
Virginia		96.7%	98.5%	(1.8)%	1,613	1,566		3.0%
South Carolina		95.1%	97.6%	(2.6)%	1,393	1,261		10.5%
Tennessee		93.8%	97.7%	(4.0)%	$1,610	$1,515		6.3%
Weighted Average		94.8%	97.6%	(2.9)%	$1,442	$1,324		8.9%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended June 30, 2023 and 2022
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Texas	1,103	$2,628	$2,461	6.8%	$1,236	$916	34.9%	$1,392	$1,545	(9.9)%
Georgia	271	947	869	9.0%	494	603	(18.1)%	453	266	70.3%
South Carolina	713	1,289	1,205	7.0%	449	435	3.2%	840	770	9.1%
Alabama	200	550	508	8.3%	284	301	(5.6)%	266	207	28.5%
Totals	2,287	$5,414	$5,043	7.4%	$2,463	$2,255	9.2%	$2,951	$2,788	5.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Texas		92.1%	95.5%	(3.6)%	$1,524	$1,386	10.0%
Georgia		96.5%	94.1%	2.6%	1,470	1,377	6.8%
South Carolina		94.5%	96.4%	(2.0)%	1,480	1,366	8.3%
Alabama		98.0%	97.5%	0.5%	1,050	965	8.8%
Weighted Average		93.9%	95.8%	(2.0)%	$1,461	$1,341	8.9%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Six months ended June 30, 2023 and 2022
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Texas	1,103	$5,176	$4,863	6.4%	$2,509	$2,331	7.6%	$2,667	$2,532	5.3%
Georgia	271	1,884	1,710	10.2%	925	735	25.9%	959	975	(1.6)%
South Carolina	713	2,535	2,377	6.6%	914	853	7.2%	1,621	1,524	6.4%
Alabama	200	1,105	997	10.8%	556	498	11.6%	549	499	10.0%
Totals	2,287	$10,700	$9,947	7.6%	$4,904	$4,417	11.0%	$5,796	$5,530	4.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Texas		91.9%	95.7%	(4.0)%	$1,515	$1,363	11.2%
Georgia		96.4%	94.1%	2.4%	1,473	1,363	8.1%
South Carolina		93.9%	96.8%	(3.0)%	1,471	1,348	9.1%
Alabama		98.4%	97.7%	0.7%	1,046	957	9.3%
Weighted Average		93.6%	96.0%	(2.5)%	$1,453	$1,322	9.9%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Buyout NOI by State (1)
Quarters ended June 30, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended June 30,
	2023			2022
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$2,850	$1,233	$1,618	$2,593	$1,114	$1,478
Florida	1,019	533	486	939	464	475
Georgia	710	411	299	657	364	293
Mississippi	3,024	1,049	1,974	2,738	943	1,795
Missouri	966	435	531	879	357	522
North Carolina	1,063	410	653	941	367	574
Texas	453	212	241	423	175	247
Totals	$10,085	$4,282	$5,803	$9,169	$3,784	$5,384
________________________________

(1) Represents eleven properties in which we purchased our partner's remaining interest in 2022. This table represents information as if these properties were wholly owned by the Company for all periods presented.

Buyout NOI by State (1)
Six months ended June 30, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
_______________________________________________________________________________________

	Six Months Ended June 30,
	2023			2022
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$5,599	$2,510	$3,089	$5,160	$2,205	$2,955
Florida	2,008	1,004	1,004	1,840	919	921
Georgia	1,413	730	683	1,301	687	614
Mississippi	6,019	2,174	3,846	5,451	1,880	3,571
Missouri	1,878	863	1,015	1,739	731	1,008
North Carolina	2,063	816	1,247	1,850	730	1,120
Texas	2,929	1,892	1,036	3,209	1,568	1,641
Totals	$21,909	$9,990	$11,919	$20,551	$8,720	$11,830

____________________________________________________
(1) Represents eleven properties in which we purchased our partner's remaining interest in 2022. This table represents information as if these properties were wholly owned by the Company for all periods presented.

BRT Apartments Corp. (NYSE: BRT)

2023 Guidance Reconciliation
_____________________________________________________________________________________________________________________

Guidance Reconciliation:	Low End	Mid Point	High End

Net income per share attributable to common stockholders	$0.09	$0.15	$0.20
Add: depreciation of properties	1.44	1.44	1.44
Add: our share of depreciation in unconsolidated joint ventures	0.29	0.29	0.29
Deduct: gain on sale of real estate	(0.74)	(0.74)	(0.74)
Adjustment for non controlling interests	—	—	—
FFO per share of common stock (diluted)	$1.08	$1.14	$1.19

Adjustment for: straight-line rent accruals	—	—	—
Add: amortization of restricted stock and RSU expense	0.31	0.31	0.31
Add: amortization of deferred mortgage and debt costs	0.06	0.06	0.06
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	0.01	0.01	0.01
Add: loss on extinguishment of debt	0.01	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	0.03	0.03	0.03
Adjustments for non- controlling interests	—	—	—
AFFO per common share (diluted)	$1.50	$1.56	$1.61

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
Buyout	2023	2022	2023	2022
Net income	$11,202	$35,607	$7,104	$47,115
Less: Equity in earnings from JV	(15,208)	(40,048)	(16,023)	(54,239)
Add: Net income from unconsolidated JV	39,248	77,031	40,721	102,623
Less: Other income	(63)	(2)	(63)	(6)
Add: Interest expense	5,513	2,912	10,996	4,933
General and administrative	3,848	3,533	7,903	7,166
Impairment charge	—	—	—	—
Depreciation and amortization	7,543	5,010	15,551	8,616
Provision for taxes	51	724	127	798
Loss on Extinguishment of debt	—	563	—	563
Unconsolidated Interest expense	2,390	4,893	4,845	10,919
Unconsolidated Depreciation	2,558	5,208	5,265	11,844
Unconsolidated Loss on extinguishment of debt	561	2,888	561	2,918
Less: Gain on sale of real estate	—	—	—	(6)
Insurance recovery	(215)	—	(215)	—
Gain on insurance recoveries	—	—	(240)	—
Unconsolidated Insurance Recovery	—	—	—	—
Unconsolidated Gain on Insurance Recoveries	—	(52)	(65)	(567)
Unconsolidated Gain on Sale	(38,418)	(77,681)	(38,418)	(101,333)
Unconsolidated Other equity earnings	—	(22)	(113)	(77)
Add: Net loss attributable to non-controlling interests	36	36	72	72
Net Operating Income	19,046	20,600	38,008	41,339

Less: Non-buyout net operating income	13,243	15,216	26,089	29,509

Buyout Net Operating Income	$5,803	$5,384	$11,919	$11,830

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP Net income attributable to common stockholders	$11,202	$35,607	$7,104	$47,115
Less: Other Income	(63)	(2)	(63)	(6)
Add: Interest expense	5,513	2,912	10,996	4,933
General and administrative	3,848	3,533	7,903	7,166
Depreciation and amortization	7,543	5,010	15,551	8,616
Provision for taxes	51	724	127	798
Less: Gain on sale of real estate	—	—	—	(6)
Equity in earnings from sale of unconsolidated joint venture properties	(14,744)	(40,098)	(14,744)	(53,059)
Insurance recovery	(215)	—	(215)	—
Gain on insurance recoveries	—	—	(240)	—
Add: Loss on extinguishment of debt	—	563	—	563
Adjust for: Equity in (earnings) loss of unconsolidated joint venture properties	(464)	50	(1,279)	(1,180)
Add: Net income attributable to non-controlling interests	36	36	72	72
Net Operating Income	$12,707	$8,335	$25,212	$15,012

Less: Non-same store Net Operating Income	6,058	1,310	$12,442	$2,222
Same store Net Operating Income	$6,649	$7,025	$12,770	$12,790

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
BRT equity in earnings from joint ventures	$15,208	$40,048	$16,023	$54,239
Add: Interest expense	1,221	3,106	2,473	7,050
Depreciation	1,301	3,259	2,678	7,577
Loss on extinguishment of debt	212	1,469	212	1,488
Less: Gain on insurances recoveries	—	(42)	(30)	(428)
Gain on sale of real estate	(14,744)	(40,098)	(14,744)	(53,059)
Equity in earnings of joint ventures	—	(22)	(113)	(77)
Net Operating Income	$3,198	$7,720	$6,499	$16,790

Less: Non-same store Net Operating Income	$247	$4,932	702	11,260
Same store Net Operating Income	$2,951	$2,788	$5,797	$5,530

Consolidated same store Net Operating Income	$6,649	$7,025	12,770	12,790
Unconsolidated same store Net Operating Income	2,951	2,788	5,797	5,530
Buyout same store Net Operating Income	5,803	5,384	11,919	11,830
Combined same store Net Operating Income	$15,403	$15,197	$30,486	$30,150

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended June 30, 2023 to the BRT pro-rata information presented below:

	Three Months Ended June 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,476	$5,905	$5,571
Total revenues	11,476	5,905	5,571
Expenses:
Real estate operating expenses	5,137	2,707	2,430
Interest expense	2,390	1,221	1,169
Depreciation	2,558	1,301	1,257
Total expenses	10,085	5,229	$4,856

Total revenues less total expenses	1,391	676	715

Gain on sale of real estate properties	38,418	14,744	23,674
Loss on extinguishment of debt	(561)	(212)	(349)
Net income	$39,248	$15,208	$24,040

	Three Months Ended June 30, 2022
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$22,107	$13,951	$8,156
Total revenues	22,107	13,951	8,156
Expenses:
Real estate operating expenses	9,842	6,231	3,611
Interest expense	4,893	3,106	1,787
Depreciation	5,208	3,259	1,949
Total expenses	19,943	12,596	$7,347

Total revenues less total expenses	2,164	1,355	809

Other equity earnings	22	22	—
Gain on insurance recoveries	52	42	10
Gain on sale of real estate properties	77,681	40,098	37,583
Loss on extinguishment of debt	(2,888)	(1,469)	(1,419)
Net income	$77,031	$40,048	$36,983

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's Annual report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$23,608	$12,148	$11,460
Total revenues	23,608	12,148	11,460
Expenses:
Real estate operating expenses	10,812	5,649	5,163
Interest expense	4,845	2,473	2,372
Depreciation	5,265	2,678	2,587
Total expenses	20,922	10,800	$10,122

Total revenues less total expenses	2,686	1,348	1,338

Other equity earnings	113	113	—
Gain on insurance recoveries	65	30	35
Gain on sale of real estate properties	38,418	14,744	23,674
Loss on extinguishment of debt	(561)	(212)	(349)
Net income	$40,721	$16,023	$24,698

	Six Months Ended June 30, 2022
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$47,338	$30,286	$17,052
Total revenues	47,338	30,286	17,052
Expenses:
Real estate operating expenses	21,011	13,496	7,515
Interest expense	10,919	7,050	3,869
Depreciation	11,844	7,577	4,267
Total expenses	43,774	28,123	$15,651

Total revenues less total expenses	3,564	2,163	1,401

Other equity earnings	77	77	—
Gain on insurance recoveries	567	428	139
Gain on sale of real estate properties	101,333	53,059	48,274
Loss on extinguishment of debt	(2,918)	(1,488)	(1,430)
Net income	$102,623	$54,239	48,384

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At June 30, 2023, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a development project. The condensed balance sheet below present information regarding such properties:

	June 30, 2023
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$280,305	$141,013	$139,292
Cash and cash equivalents	6,743	3,778	2,965
Other assets	37,701	9,453	28,248
Total Assets	$324,749	$154,244	$170,505

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	233,445	114,237	119,208
Accounts payable and accrued liabilities	6,880	3,458	3,422
Total Liabilities	240,325	117,695	122,630
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	84,424	36,549	47,875
Total Liabilities and Equity	$324,749	$154,244	$170,505